PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2025
Property, Plant and Equipment [Abstract]
PROPERTY AND EQUIPMENT, NET

NOTE 6 - PROPERTY AND EQUIPMENT, NET

Property and equipment, net consisted of the following:

	As of December 31,
	2025	2024
Office equipment	$180,481	$178,936
Production equipment	7,207,029	7,655,936
Motor vehicles	464,965	449,808
Leasehold improvements	879,817	881,582
Total	8,732,292	9,166,262
Impairment	(2,746,026)	—
Less: accumulated depreciation and amortization	(4,604,824)	(4,240,745)
Property and equipment, net	$1,381,442	$4,925,517

Depreciation expense was $788,718, $797,656 and $693,531 for the years ended December 31, 2025, 2024 and 2023, respectively.

For the year ended December 31, 2025, the Company faced persistent macroeconomic headwinds and softening demand in the US market. Exacerbated by heightened volatility in U.S. tariff rates, the subsequent decline in sales volume precipitated an impairment assessment of the long-lived assets. In accordance with ASC 360, the Company compared the carrying amount of Electroplating factory to its estimated undiscounted future cash flows. As the carrying amount exceeded the future cash flows, the assets were deemed impaired. The Company then measured the impairment loss as the excess of the carrying amount over the fair value of the assets. The fair value of the electroplating factory was determined with the assistance of a third-party valuation specialist. The valuation was performed using the income approach. As a result, the Company recognized an impairment loss of $2,746,026, this loss primarily relates to the write-down of property, plant, and equipment at the electroplating factory.